UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
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FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):  December 21, 2010 (December 17, 2010)
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MAGNUM HUNTER RESOURCES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)
777 Post Oak Boulevard, Suite 910
Houston, Texas 77056
(Address of principal executive offices, including zip code)

(832) 369-6986
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                      Regulation FD Disclosure.

On September 16, 2010, Magnum Hunter Resources Corporation (the “Company”) announced that it had entered into a Letter of Intent with DCP Midstream Partners, LP, and its sponsor DCP Midstream, LLC (together, “DCP”), to create a natural gas gathering joint venture for the gathering of natural gas in West Virginia and Ohio. The Letter of Intent has expired in accordance with its terms. The Company and DCP were unable to reach agreement on the final terms of the joint venture prior to the expiration of the Letter of Intent. While there are no disagreements between the Company and DCP, the Company is pursuing other interested parties regarding a potential joint venture for the gathering and processing of natural gas in West Virginia and Ohio. However, at this time, subject to any potential joint venture interest from third parties, the Company has decided to develop these projects alone.

On December 17, 2010, the Company issued a Press Release announcing that it had entered into an agreement for the construction of a new 200 MMcf per day capacity cryogenic natural gas processing plant that will treat and process natural gas liquids transported on the Company’s Eureka Hunter Pipeline System located in northwestern West Virginia. Under the terms of the contract, the new cryogenic natural gas processing plant is scheduled for delivery in October 2011, and installation and hookup of the plant will commence immediately following delivery. A copy of the Press Release is furnished as part of this Current Report on Form 8-K as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this current report on Form 8-K, including the attached exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01.                      Financial Statements and Exhibits.

 (d)           Exhibits.

Exhibit Number	Description
99.1	Press Release, dated December 17, 2010.

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: December 21, 2010	By:	/s/ Gary C. Evans
Name: Gary C. Evans
Title: Chairman and CEO

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated December 17, 2010.